Exhibit 10.1

ELEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Eleventh Amendment to Loan and Security Agreement is entered into as of November 6, 2019 (the “Amendment”), by and among TELKONET, INC. (“Borrower”) and HERITAGE BANK OF COMMERCE (“Bank”), and is effective as of September 30, 2019.

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016, that certain Third Amendment to Loan and Security Agreement dated as of January 25, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of March 29, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of August 29, 2017, that certain Sixth Amendment to Loan and Security Agreement dated as of October 23, 2017, that certain Seventh Amendment to Loan and Security Agreement dated as of February 2, 2018, that certain Eighth Amendment to Loan and Security Agreement dated as of April 5, 2018, that certain Ninth Amendment to Loan and Security Agreement dated as of November 7, 2018 and that certain Tenth Amendment to Loan and Security Agreement dated as of January 29, 2019 (collectively, the “Agreement”).

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.	The following definition set forth in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means September 30, 2021, subject to Bank’s annual review of Borrower to occur on or around September 30, 2020, which results shall be satisfactory to Bank.

2.	Section 6.9 of the Agreement is amended and restated in its entirety to read as follows:

6.9	Financial Covenants.

(a) Asset Coverage Ratio. Borrowers shall maintain a minimum ratio of unrestricted cash maintained at Bank plus all Eligible Accounts to all Obligations owing to Bank of at least 1.50 to l .00, measured on a monthly basis.

(b) Minimum Cash at Bank. Borrowers shall maintain at least $2,000,000 in unrestricted cash in its accounts maintained at Bank at all times, and also measured monthly.

4.	Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

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5.             Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

8.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	the original signed Amendment, duly executed by Borrower;

(b)	corporate resolutions and incumbency certificate, duly executed by Borrower;

(c)	payment of the renewal facility fee of $10,000 that is due on September 30, 2019 pursuant to Section 2.5(b) of the Agreement, plus all Bank Expenses incurred through the date of this Amendment; and

(d)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By: /s/ Richard E. Mushrush
Name: Richard E. Mushrush
Title: CFO

HERITAGE BANK OF COMMERCE

By: /s/ Karla Schrader
Name: Karla Schrader
Title: VP

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	HERITAGE BANK OF COMMERCE
FROM:	TELKONET, INC.

The undersigned authorized officer of Telkonet, Inc., on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Borrower prepared financial statements	Quarterly within 45 days	Yes	No
Compliance Certificate	Quarterly within 45 days	Yes	No
Wells Fargo bank statements	Monthly within 15 days	Yes	No
A/R & A/P Agings	Within 5 days of 15th and last day of each month	Yes	No
Customer deposit listing	Within 5 days of 15th and last day of each month	Yes	No
Borrowing base certificate	Within 5 days of 15th and last day of each month	Yes	No
Inventory report	Monthly within 15 days	Yes	No
Offsite Inventory listing	Monthly within 15 days	Yes	No
Deferred revenue schedule	Quarterly within 15 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days	Yes	No
Annual financial projections and budget	Annual within 30 days before FYE	Yes	No
Federal Tax Returns	Annual, within 15 days of filing	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R Audit	Initial and semi-annual	Yes	No
IP Notices	As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies
Minimum Asset Coverage Ratio (Monthly)	1.50 : 1.00	____: 1.00	Yes	No
Minimum Unrestricted Cash at Bank at all times	≥ $2,000,000	$_______________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by: _________________________________________
Sincerely,	AUTHORIZED SIGNER

Date: _______________________________________________

Verified: ____________________________________________
SIGNATURE	AUTHORIZED SIGNER

Date: _______________________________________________
TITLE
Compliance Status Yes No

DATE